EXHIBIT 99.1
ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2021, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,688,867 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 6 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$703,961,651
Aggregate Outstanding Principal Balance – Treasury Bill	$100,914,971
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.34%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$603,046,680
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.66%
Number of Borrowers	18,571
Average Outstanding Principal Balance Per Borrower	$37,907
Number of Loans	32,625
Average Outstanding Principal Balance Per Loan – Treasury Bill	$38,095
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,118
Weighted Average Remaining Term to Scheduled Maturity	182 months
Weighted Average Annual Interest Rate	4.76%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	5,639	$87,594,839	12.4%
3.01% to 3.50%	7,370	116,562,595	16.6
3.51% to 4.00%	7,196	143,133,262	20.3
4.01% to 4.50%	6,671	140,917,069	20.0
4.51% to 5.00%	1,110	31,516,586	4.5
5.01% to 5.50%	448	13,579,623	1.9
5.51% to 6.00%	415	14,991,569	2.1
6.01% to 6.50%	336	11,921,798	1.7
6.51% to 7.00%	381	14,257,753	2.0
7.01% to 7.50%	332	11,346,015	1.6
7.51% to 8.00%	1,077	40,931,953	5.8
8.01% to 8.50%	761	28,603,546	4.1
Equal to or greater than 8.51%	889	48,605,041	6.9
Total	32,625	$703,961,651	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,691	$7,330,220	1.0%
$5,000.00-$ 9,999.99	2,186	15,888,399	2.3
$10,000.00-$14,999.99	1,998	24,832,094	3.5
$15,000.00-$19,999.99	1,712	29,744,048	4.2
$20,000.00-$24,999.99	1,415	31,741,050	4.5
$25,000.00-$29,999.99	1,133	31,145,970	4.4
$30,000.00-$34,999.99	970	31,516,596	4.5
$35,000.00-$39,999.99	800	29,861,272	4.2
$40,000.00-$44,999.99	673	28,581,996	4.1
$45,000.00-$49,999.99	603	28,546,730	4.1
$50,000.00-$54,999.99	502	26,368,561	3.7
$55,000.00-$59,999.99	458	26,279,023	3.7
$60,000.00-$64,999.99	381	23,776,460	3.4
$65,000.00-$69,999.99	318	21,463,689	3.0

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
$70,000.00-$74,999.99	302	21,890,993	3.1
$75,000.00-$79,999.99	251	19,458,442	2.8
$80,000.00-$84,999.99	219	18,029,983	2.6
$85,000.00-$89,999.99	178	15,565,158	2.2
$90,000.00-$94,999.99	167	15,428,536	2.2
$95,000.00-$99,999.99	154	14,997,358	2.1
$100,000.00 and above	1,460	241,515,073	34.3

Total	18,571	$703,961,651	100.0%
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	31,644	$672,325,448	95.5%
31-60 days	355	11,577,206	1.6
61-90 days	172	5,096,310	0.7
91-120 days	159	5,777,057	0.8
121-150 days	82	3,091,787	0.4
151-180 days	47	1,323,165	0.2
181-210 days	23	691,913	0.1
Greater than 210 days	143	4,078,765	0.6

Total	32,625	$703,961,651	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	71	$21,427	*
4 to 12	306	354,611	0.1%
13 to 24	583	1,643,654	0.2
25 to 36	2,628	6,427,440	0.9
37 to 48	2,030	8,316,331	1.2
49 to 60	1,387	8,853,983	1.3
61 to 72	1,056	8,270,125	1.2
73 to 84	850	8,184,457	1.2
85 to 96	2,397	21,992,108	3.1
97 to 108	2,516	27,281,193	3.9
109 to 120	1,464	21,090,397	3.0
121 to 132	2,060	43,389,457	6.2
133 to 144	1,758	47,201,352	6.7
145 to 156	2,893	72,772,468	10.3
157 to 168	3,283	84,991,591	12.1
169 to 180	1,474	45,770,811	6.5
181 to 192	1,193	41,048,640	5.8
193 to 204	891	32,919,983	4.7
205 to 216	689	28,036,050	4.0
217 to 228	695	32,531,984	4.6
229 to 240	493	22,818,948	3.2
241 to 252	376	18,753,705	2.7
253 to 264	238	14,139,726	2.0
265 to 276	204	12,657,762	1.8
277 to 288	157	9,520,760	1.4
289 to 300	237	19,306,639	2.7
301 to 312	412	40,224,645	5.7
313 to 324	49	3,448,727	0.5
325 to 336	56	4,927,774	0.7
337 to 348	34	3,220,534	0.5
349 to 360	81	8,472,839	1.2
361 and above	64	5,371,526	0.8

Total	32,625	$703,961,651	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	811	$20,836,959	3.0%
Forbearance*	1,867	68,179,982	9.7
Repayment
First year in repayment	262	14,385,286	2.0
Second year in repayment	289	14,731,486	2.1
Third year in repayment	329	16,009,163	2.3
More than 3 years in repayment	29,067	569,818,776	80.9

Total	32,625	$703,961,651	100.0%
*
Of the trust student loans in forbearance status, approximately 322 loans with an aggregate outstanding principal balance of $11,824,764, representing 2% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 137.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.3	-	215.6
Forbearance	-	6.1	211.6
Repayment	-	-	176.6

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $20,836,959 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $15,588,014 or approximately 74.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	280	$8,633,224	1.2%
Alaska	51	1,474,984	0.2
Arizona	756	17,213,675	2.4
Arkansas	172	3,933,524	0.6
California	3,847	87,294,045	12.4
Colorado	499	10,923,123	1.6
Connecticut	531	9,252,105	1.3
Delaware	105	2,534,310	0.4
District of Columbia	190	3,531,421	0.5
Florida	2,338	59,191,978	8.4
Georgia	1,031	29,885,380	4.2
Hawaii	155	3,591,491	0.5
Idaho	112	3,659,242	0.5
Illinois	1,293	26,499,137	3.8
Indiana	825	15,474,979	2.2
Iowa	123	2,207,648	0.3
Kansas	609	9,442,819	1.3
Kentucky	221	4,736,293	0.7
Louisiana	911	20,609,448	2.9
Maine	90	1,866,820	0.3
Maryland	977	21,547,297	3.1
Massachusetts	1,185	19,562,048	2.8
Michigan	613	14,181,634	2.0
Minnesota	429	7,895,741	1.1
Mississippi	232	5,312,884	0.8
Missouri	674	12,505,946	1.8
Montana	44	1,087,728	0.2
Nebraska	73	2,485,220	0.4
Nevada	237	5,350,906	0.8
New Hampshire	161	3,158,450	0.4
New Jersey	966	20,670,452	2.9
New Mexico	119	2,757,910	0.4

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
New York	2,397	50,579,120	7.2
North Carolina	662	13,587,304	1.9
North Dakota	22	317,847	*
Ohio	978	19,364,769	2.8
Oklahoma	628	12,572,348	1.8
Oregon	445	8,954,555	1.3
Pennsylvania	1,257	23,147,157	3.3
Rhode Island	85	2,078,844	0.3
South Carolina	308	8,933,049	1.3
South Dakota	36	867,403	0.1
Tennessee	418	8,358,209	1.2
Texas	2,606	56,861,803	8.1
Utah	116	3,205,211	0.5
Vermont	33	589,289	0.1
Virginia	972	18,625,339	2.6
Washington	922	17,373,680	2.5
West Virginia	158	3,418,976	0.5
Wisconsin	356	7,445,369	1.1
Wyoming	23	944,301	0.1
Other	354	8,265,214	1.2

Total	32,625	$703,961,651	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	16,025	$268,851,933	38.2%
Other Repayment Options(1)	12,931	275,797,133	39.2
Income-driven Repayment(2)	3,669	159,312,585	22.6

Total	32,625	$703,961,651	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 247 loans with an aggregate outstanding principal balance of $12,391,111 currently in an interest-only period.  These interest-only loans represent approximately 1.8% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	15,506	$268,471,986	38.1%
Unsubsidized	17,119	435,489,665	61.9

Total	32,625	$703,961,651	100.0%
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
The following table provides information about the trust student loans regarding date of disbursement.
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	147	$7,095,940	1.0%
October 1, 1993 through June 30, 2006	32,478	696,865,710	99.0
July 1, 2006 and later	0	0	0.0
Total	32,625	$703,961,651	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,588	$25,371,957	3.6%
College Assist	13	887,019	0.1
Educational Credit Management Corporation	492	14,381,896	2.0
Florida Off Of Student Fin’l Assistance	505	7,725,930	1.1
Great Lakes Higher Education Corporation	16,625	392,772,798	55.8
Illinois Student Assistance Comm	1,143	20,936,222	3.0
Kentucky Higher Educ. Asst. Auth.	1,243	19,808,255	2.8
Louisiana Office Of Student Financial Asst	354	7,259,533	1.0
Michigan Guaranty Agency	325	6,857,146	1.0
Nebraska National Student Loan Program	3	121,906	*
New York State Higher Ed Services Corp	3,581	71,956,612	10.2
Oklahoma Guaranteed Stud Loan Prog	663	12,637,981	1.8
Pennsylvania Higher Education Assistance Agency	3,362	61,227,169	8.7
Texas Guaranteed Student Loan Corp	2,726	62,017,262	8.8
United Student Aid Funds, Inc.	2	-35	*
Total	32,625	$703,961,651	100.0%
* Represents a percentage greater than 0% but less than 0.05%.